UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021 (August 23, 2021)

AGILETHOUGHT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(971) 501-1140

(Registrant’s telephone number, including area code)

LIV Capital Acquisition Corp.

Torre Virreyes

Pedregal No. 24, Piso 6-601

Col. Molino del Rey México, CDMX, 11040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGIL	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 26, 2021, AgileThought, Inc., a Delaware corporation (the “Company”) (f/k/a LIV Capital Acquisition Corp. (“LIVK”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03, 5.05, 7.01 and 9.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 4 – Charter Amendment Proposal (“Proposal No. 4”), Proposal No. 5 – Organizational Documents Proposal A (“Proposal No. 5”), Proposal No. 6 – Organizational Documents Proposal B (“Proposal No. 6”), Proposal No. 7 – Organizational Documents Proposal C (“Proposal No. 7”), Proposal No. 8 – Organizational Documents Proposal D (“Proposal No. 8”), Proposal No. 9 – Organizational Documents Proposal E (“Proposal No. 9”) and Proposal No. 10 – Organizational Documents Proposal F (“Proposal No. 10”), each of which is described in greater detail in the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on August 23, 2021 includes the amendments proposed by Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 7, Proposal No. 8, Proposal No. 9 and Proposal No. 10. On August 23, 2021, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Description of Securities” and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 259 and page 179 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on August 23, 2021, the Board approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at http://ir.agilethought.com/.

Item 7.01.	Regulation FD.

On August 23, 2021, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is filed hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Amendment No. 1 will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of May 9, 2021, by and among LIVK and AT (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on May 10, 2021).
3.1	Amended and Restated Certificate of Incorporation of the Company, (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on August 26, 2021).
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed on August 26, 2021).
4.1	Form of Class A Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 26, 2021).
4.2	Form of Warrant Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on August 26, 2021).
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and LIVK (incorporated by reference to Exhibit 4.1 of LIVK’s Current Report on Form 8-K (No. 001-39157), filed with the SEC on December 13, 2019).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.2	Form of Voting and Support Agreement (incorporated by reference to Exhibit 10.2 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.3	Sponsor Letter Agreement, dated May 9, 2020, by and among LIVK, Sponsor, AT and the other parties thereto (incorporated by reference to Exhibit 10.3 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
10.4	Amended and Restated Registration Rights Agreement, dated August 23, 2021 between LIVK and certain security holders (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 26, 2021).
10.5	Letter Agreement, dated December 10, 2019, among LIVK and its officers and directors and LIV Capital Acquisition Sponsor, L.P. (incorporated herein by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed with the SEC on December 13, 2019).
10.6+	Amended and Restated Credit Agreement, dated July 18, 2019, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.1+	Waiver and First Amendment to Amended and Restated Credit Agreement, dated January 30, 2020, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8. 1 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.2+	Waiver and Second Amendment to Amended and Restated Credit Agreement, dated May 14, 2020, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8. 2 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.3+	Waiver and Third Amendment to Amended and Restated Credit Agreement, dated February 2, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.3 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).

10.6.4+	Fourth Amendment to Amended and Restated Credit Agreement, dated April 30, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.4 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.5+	Fifth Amendment to Amended and Restated Credit Agreement, dated June 24, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.5 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.6.6	Sixth Amendment to Amended and Restated Credit Agreement, dated July 26, 2021, by and among IT Global Holding LLC, 4th Source LLC, AgileThought, LLC, AN Extend, S.A. de C.V., AN Evolution S. de R.L. de C.V., AN Global LLC, AT, the financial institutions party thereto as lenders, and Monroe Capital Management Advisors, LLC (incorporated by reference to Exhibit 10.8.6 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7+	First Amended and Restated Credit Agreement, dated January 30, 2020, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.1+	Waiver and First Amendment to First Amended and Restated Credit Agreement, dated May 14, 2020, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.1 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.2+	Waiver and Second Amendment to First Amended and Restated Credit Agreement, dated February 2, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.2 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.3+	Third Amendment to First Amended and Restated Credit Agreement, dated April 30, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.3 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.4+	Fourth Amendment to First Amended and Restated Credit Agreement, dated June 24, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.4 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.7.5	Fifth Amendment to First Amended and Restated Credit Agreement, dated July 26, 2021, by and among AT, AN Extend, S.A. de C.V., AN Global LLC, certain other loan parties party thereto, the various financial institutions party thereto, GLAS USA LLC and GLAS Americas LLC (incorporated by reference to Exhibit 10.9.5 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.8+	Conversion Agreement, dated May 9, 2021, by and among AT, AN Extend, S.A. de C.V. and each of the lenders party thereto (incorporated by reference to Exhibit 10.10 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.9+	Equity Contribution Agreement, dated February 2, 2021, by and among Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero acting solely and exclusively as trustee pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Certificados Bursátiles Fiduciarios de Desarrollo Número F/2416 identified as “LIV Mexico Growth IV No. F/2416” and LIV Mexico Growth Fund IV, L.P., LIV Capital Acquisition Corp., and AgileThought, Inc. (incorporated by reference to Exhibit 10.11 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).

10.10	Professional Services Agreement between North American Software S.A.P.I. de C.V. and Telte Holdings, S.A. de C.V., dated January 5, 2018 (incorporated by reference to Exhibit 10.12 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.11#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on August 26, 2021).
10.12#	AgileThought, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on August 26, 2021).
10.13(a)#	Form of Stock Option Grant Notice (incorporated by reference to Exhibit 10.13(a) to the Current Report on Form 8-K filed on August 26, 2021).
10.13(b)#	Form of RSU Award Grant Notice (incorporated by reference to Exhibit 10.13(b) to the Current Report on Form 8-K filed on August 26, 2021).
10.14#	AgileThought, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on August 26, 2021).
10.15#	Consulting Agreement, dated October 1, 2020, by and between AgileThought, Inc. and Invertis LLC (incorporated by reference to Exhibit 10.16 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.16#	Amended and Restated Employment Agreement, dated August 4, 2020, by and between Manuel Senderos Fernández and AgileThought, LLC (incorporated by reference to Exhibit 10.17 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.17#	Second Amended and Restated Employment Agreement, dated July 13, 2021, by and between Manuel Senderos Fernández and AgileThought, LLC (incorporated by reference to Exhibit 10.18 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.18#	Amended and Restated Employment Agreement, dated August 4, 2020, by and between Jorge Pliego and AgileThought, LLC (incorporated by reference to Exhibit 10.19 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.19#	Employment Agreement, dated March 2, 2020, by and between Kevin Johnston and AgileThought, LLC (incorporated by reference to Exhibit 10.20 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.20	Simple Loan Facility, dated July 26, 2021, by and among Exitus Capital S.A.P.I. de C.V., SOFOM E.N.R., AgileThought Digital Solutions S.A.P.I. de C.V. and Diego Zavala (incorporated by reference to Exhibit 10.21 of LIVK’s Form S-4/A (File No. 333-256143) filed with the SEC on July 30, 2021).
10.21	Amendment to Voting and Support Agreement, dated as of August 20, 2021, among LIV Capital Acquisition Corp., AgileThought, Inc. and Invertis LLC (incorporated by reference to Exhibit 10.21 to the Current Report on Form 8-K filed on August 26, 2021).
10.22	Amendment to Voting and Support Agreement, dated as of August 20, 2021, among LIV Capital Acquisition Corp., AgileThought, Inc. and Mauricio Garduño González Elizondo (incorporated by reference to Exhibit 10.22 to the Current Report on Form 8-K filed on August 26, 2021).
16.1	Letter from Marcum LLP to the SEC, dated August 26, 2021 (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed on August 26, 2021).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed on August 26, 2021).
99.1	Unaudited historical condensed financial information of the Legacy AT as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on August 26, 2021).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy AT for the six months ended June 30, 2021 and 2020 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on August 26, 2021).
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on August 26, 2021).
99.4	Press Release dated August 23, 2021 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed on August 26, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

AGILETHOUGHT, INC.

	By:	/s/ Jorge Pliego Seguin
Jorge Pliego Seguin
Chief Financial Officer